UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2024

Li-Cycle Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Province of Ontario, Canada	001-40733	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada

(Address of principal executive offices, including zip code)

(877) 542-9253

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	LICY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K of Li-Cycle Holdings Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2024 (the “Initial 8-K”), on March 11, 2024, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Glencore Ltd. (“Glencore Intermediate”), and Glencore Canada Corporation (“Glencore”, and together with Glencore Intermediate, the “Glencore Parties”), pursuant to which the Company agreed to issue and sell a senior secured convertible note (the “Senior Secured Convertible Note”) in an aggregate principal amount of $75,000,000 (the “Transaction”), in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Note Purchase Agreement was amended and restated on March 25, 2024 (the “Amended and Restated Note Purchase Agreement”) in order to provide for potential partial transfers of the Senior Secured Convertible Note.

The closing of the Transaction occurred on March 25, 2024 and the following documents related to the issuance of the Senior Secured Convertible Note were entered into on such date:

•	Senior Secured Convertible Note by Li-Cycle Holdings Corp.;

•	Note Guaranty by and among Li-Cycle Corp., Li-Cycle Americas Corp., Li-Cycle U.S. Inc., Li-Cycle Inc., Li-Cycle North America Hub, Inc. and Glencore Canada Corporation as Collateral Agent;

•	U.S. Pledge and Security Agreement by and among Li-Cycle U.S. Inc., Li-Cycle Inc., Li-Cycle North America Hub, Inc. and Glencore Canada Corporation as Collateral Agent;

•	U.S. Stock Pledge Agreement by and between Li-Cycle Americas Corp. and Glencore Canada Corporation as Collateral Agent;

•	Canadian General Security Agreement by and among Li-Cycle Holdings Corp., Li-Cycle Corp., Li-Cycle Americas Corp. and Glencore Canada Corporation as Collateral Agent; and

•	Canadian Pledge Agreement by and among Li-Cycle Holdings Corp., Li-Cycle Corp., Li-Cycle Americas Corp. and Glencore Canada Corporation as Collateral Agent.

In connection with the closing of the Transaction, on March 25, 2024, Glencore and the Company entered into (i) an amended and restated registration rights agreement substantially on the same terms as the existing Registration Rights Agreement between the Company and Glencore Intermediate, dated as of May 31, 2022 (the “Amended and Restated Registration Rights Agreement”) and (ii) an amendment and restatement of the terms of the unsecured convertible note issued by the Company to Glencore Intermediate on May 31, 2022, including additional unsecured convertible notes issued in satisfaction of the interest due and paid in kind on such unsecured convertible note (the “Existing Glencore Convertible Note”), in two tranches (and such resulting two tranches of the amended and restated unsecured convertible note, the “A&R Glencore Convertible Notes”).

In addition, on March 25, 2024, the Glencore Parties, Glencore plc and the Company entered into a side letter agreement (the “Side Letter”). As previously disclosed, the Side Letter grants Glencore certain board and nomination rights, and sets forth Glencore’s commitment to certain standstill provisions. The Side Letter also terminates the Amended and Restated Standstill Agreement, dated May 31, 2022, among the Company, Glencore Intermediate and Glencore plc.

Further, the Glencore Parties and the Company entered into a side letter agreement on March 25, 2024 with respect to certain tax indemnification matters (the “Indemnification Side Letter”). Under the Indemnification Side Letter, the Glencore Parties and the Company agree to certain procedural and interpretive matters with respect to the provision in the Amended and Restated Note Purchase Agreement concerning the indemnification of the Company by each holder of the Senior Secured Convertible Note and the A&R Glencore Convertible Notes who is not a resident of Canada under the Income Tax Act (Canada) with respect to any tax liabilities payable by the Company in connection with the conversion or redemption of the Senior Secured Convertible Note and the A&R Glencore Convertible Notes, as applicable.

The Company and certain of its affiliates (Li-Cycle U.S. Inc., Li-Cycle Inc. and Li-Cycle North America Hub, Inc.), Traxys North America LLC and Glencore Intermediate also entered into a North America Black Mass and Refined Products Allocation Agreement dated March 25, 2024 (the “Allocation Agreement”).

On March 25, 2024, the Company and Wood River Capital, LLC (“Koch”) entered into an Amendment No. 3 (the “Koch Note Amendment No. 3”) to the existing Convertible Note dated as of September 29, 2021, issued to Koch and as amended and supplemented from time to time (the “Koch Note”) pursuant to which the Koch Note was amended to include penalty interest upon an event of default consistent with the penalty interest provision of the Senior Secured Convertible Note and to remove the floor and ceiling from the definition of SOFR in the Koch Note.

The information disclosed in Item 1.01 of the Initial 8-K is incorporated by reference into this Item 1.01.

The foregoing descriptions of the Amended and Restated Note Purchase Agreement, the Senior Secured Convertible Note, the Note Guaranty, the U.S. Pledge and Security Agreement, the U.S. Stock Pledge Agreement, the Canadian General Security Agreement, the Canadian Pledge Agreement, the A&R Glencore Convertible Notes, the Amended and Restated Registration Rights Agreement, the Side Letter, the Indemnification Side Letter, the Allocation Agreement and the Koch Note Amendment No. 3 are qualified in their entirety by reference to the full text of the Senior Secured Convertible Note, the Note Guaranty, the U.S. Pledge and Security Agreement, the U.S. Stock Pledge Agreement, the Canadian General Security Agreement, the Canadian Pledge Agreement, the A&R Glencore Convertible Notes, the Amended and Restated Registration Rights Agreement, the Side Letter, the Allocation Agreement and Koch Note Amendment No. 3, copies of which are filed as Exhibits 10.8, 4.1, 4.2, 4.3, 4.4, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.9, 10.7 and 4.5 hereto, respectively, and are in each case incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On March 25, 2024, the Company issued a press release announcing the closing of the Transaction. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) and is incorporated by reference herein.

The information under this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended or the Exchange Act.

The following Exhibits are filed as part of this Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1	Senior Secured Convertible Note dated March 25, 2024

4.2	Note Guaranty dated March 25, 2024 by and among Li-Cycle Corp., Li-Cycle Americas Corp., Li-Cycle U.S. Inc., Li-Cycle Inc., Li-Cycle North America Hub, Inc. and Glencore Canada Corporation as Collateral Agent

4.3	Amended and Restated Convertible Note No. 1 dated March 25, 2024

4.4	Amended and Restated Convertible Note No. 2 dated March 25, 2024

4.5	Amendment No. 3 to Convertible Note dated March 25, 2024 by and between Li-Cycle Holdings Corp. and Wood River Capital, LLC

10.1†	U.S. Pledge and Security Agreement dated March 25, 2024 by and among Li-Cycle U.S. Inc., Li-Cycle Inc., Li-Cycle North America Hub, Inc. and Glencore Canada Corporation as Collateral Agent

10.2†	U.S. Stock Pledge Agreement dated March 25, 2024 by and between Li-Cycle Americas Corp. and Glencore Canada Corporation as Collateral Agent

10.3†	Canadian General Security Agreement dated March 25, 2024 by and among Li-Cycle Holdings Corp., Li-Cycle Corp., Li-Cycle Americas Corp. and Glencore Canada Corporation as Collateral Agent

10.4†	Canadian Pledge Agreement dated March 25, 2024 by and among Li-Cycle Holdings Corp., Li-Cycle Corp., Li-Cycle Americas Corp. and Glencore Canada Corporation as Collateral Agent

10.5	Amended and Restated Registration Rights Agreement dated March 25, 2024 by and between Li-Cycle Holdings Corp. and Glencore Ltd.

10.6	Side Letter dated March 25, 2024 by and among Li-Cycle Holdings Corp., Glencore Ltd., Glencore Canada Corporation and Glencore plc

10.7††	North America Black Mass and Refined Products Allocation Agreement dated March 25, 2024 by and among Li-Cycle Holdings Corp. and certain of its affiliates, Traxys North America LLC and Glencore Ltd.

10.8†	Amended and Restated Note Purchase Agreement dated March 25, 2024 by and among Li-Cycle Holdings Corp, Glencore Ltd., Glencore Canada Corporation and Glencore Canada Corporation as Collateral Agent

10.9	Indemnification Side Letter dated March 25, 2024 by and among Li-Cycle Holdings Corp., Glencore Ltd. and Glencore Canada Corporation

99.1	Press Release of Li-Cycle Holdings Corp. dated March 25, 2024

104	Cover Page Interactive Data File (formatted as inline XBRL).

†	Schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Registration S-K. The Company hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.
††

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, portions of this exhibit have been omitted because the Company customarily and actually treats the omitted portions as private or confidential, and such portions are not material and would likely cause it competitive harm if publicly disclosed. The Company will supplementally provide an unredacted copy of this exhibit to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LI-CYCLE HOLDINGS CORP.

By:	/s/ Ajay Kochhar
Name:	Ajay Kochhar
Title:	Co-Founder, President & CEO and Director

Date: March 25, 2024